                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT  8.1

CONTROLLING COMPANY
PARENT COMPANY

Fiat S.p.A.                                                                             Italy

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS

Fiat Auto Holdings B.V.                                                                 Netherlands
Banco Fiat SA                                                                           Brazil
Banco Fidis de Investimento SA                                                          Brazil
B.D.C. S.A.                                                                             Belgium
FAL Fleet Services S.A.S.                                                               France
FC France SA                                                                            France
FL Auto Snc                                                                             France
Fiat Administradora de Consorcios Ltda.                                                 Brazil
Fiat Auto Argentina S.A.                                                                Argentina
Fiat Auto (Belgio) S.A.                                                                 Belgium
Fiat Auto Contracts Ltd                                                                 United Kingdom
Fiat Auto Dealer Financing SA                                                           Belgium
Fiat Auto Espana S.A.                                                                   Spain
Fiat Auto Financial Services Limited                                                    United Kingdom
Fiat Auto Financial Services (Wholesale) Ltd.                                           United Kingdom
Fiat Auto (France) S.A.                                                                 France
Fiat Auto Hellas S.A.                                                                   Greece
Fiat Auto Holding S.A.                                                                  Switzerland
Fiat Auto (Ireland) Ltd.                                                                Ireland
Fiat Auto Japan K.K.                                                                    Japan
Fiat Auto Kreditbank GmbH                                                               Austria
Fiat Auto Lease N.V.                                                                    Netherlands
Fiat Auto Maroc S.A.                                                                    Morocco
Fiat Auto Nederland B.V.                                                                Netherlands
Fiat Auto Poland S.A.                                                                   Poland
Fiat Auto Portuguesa S.A.                                                               Portugal
Fiat Auto South Africa (Proprietary) Ltd                                                South Africa
Fiat Auto S.p.A.                                                                        Italy
Fiat Auto (Suisse) S.A.                                                                 Switzerland
Fiat Auto Trading S.A.                                                                  Brazil
Fiat Auto (U.K.) Ltd                                                                    United Kingdom
Fiat Auto Var S.r.l. a S.U.                                                             Italy
Fiat Automobil AG                                                                       Germany
Fiat Automobil GmbH                                                                     Austria
Fiat Automobil Vertriebs GmbH                                                           Germany
Fiat Automobiler Danmark A/S                                                            Denmark
Fiat Automoveis S.A. - FIASA                                                            Brazil
Fiat Bank GmbH                                                                          Germany

Fiat Bank Polska S.A.                                                                   Poland
Fiat Center Italia S.p.A.                                                               Italy
Fiat Center (Suisse) S.A.                                                               Switzerland
Fiat CR Spol. S.R.O.                                                                    Czech Republic
Fiat Credit Belgio S.A.                                                                 Belgium
Fiat Credit Hellas Commercial S.A. of Vehicles                                          Greece
Fiat Credito Compania Financiera S.A.                                                   Argentina
Fiat Credito Portugal S.A.                                                              Portugal
Fiat Distribuidora Portugal S.A.                                                        Portugal
Fiat Factoring GmbH                                                                     Germany
Fiat Factoring S.A.                                                                     France
Fiat Factoring Sociedade de Fomento Comercial Ltda                                      Brazil
Fiat Finance Holding S.A.                                                               Luxembourg
Fiat Finance Netherlands B.V.                                                           Netherlands
Fiat Finance Polska S.A.                                                                Poland
Fiat Finance S.A.                                                                       Switzerland
Fiat Finance S.A.                                                                       Luxembourg
Fiat Finansiering A/S                                                                   Denmark
Fiat France Participations Financieres S.A.                                             France
Fiat Handlerservice GmbH                                                                Germany
Fiat India Automobiles Private Limited                                                  India
Fiat India Private Ltd.                                                                 India
Fiat Leasing GmbH                                                                       Germany
Fiat Leasing Portugal-Sociedade de Locacao Financeira Mobiliaria S.A.                   Portugal
Fiat Location Auto Snc                                                                  France
Fiat Magyarorszag Kereskedelmi KFT.                                                     Hungary
Fiat Motor Sales Ltd                                                                    United Kingdom
Fiat Servicos Tecnicos em Administracao Ltda.                                           Brazil
Fiat SR Spol. SR.O.                                                                     Slovack Republic
Fiat Sundaram Auto Finance Private Limited                                              India
Fiat Versicherungsdienst GmbH                                                           Germany
FiatSava S.p.A.                                                                         Italy
Fidis Bank G.m.b.H.                                                                     Austria
Fidis Credit Danmark A/S                                                                Denmark
Fidis Dealer Services B.V.                                                              Netherlands
Fidis Factoring Italia S.p.A.                                                           Italy
Fidis Hungary KFT                                                                       Hungary
Fidis Leasing GmbH                                                                      Austria
Fidis Nederland B.V.                                                                    Netherlands
Fidis Renting Italia S.p.A.                                                             Italy
Fidis Retail Italia S.p.A.                                                              Italy
Fidis S.p.A.                                                                            Italy
Finplus Renting S.A.                                                                    Spain
IN ACTION S.r.l.                                                                        Italy
Inmap 2000 Espana S.L.                                                                  Spain
International Metropolitan Automotive Promotion (France) S.A.                           France
Internat.Metrop.Automotive Prom. (Belgio) S.A.                                          Belgium
Sata-Societa Automobilistica Tecnologie Avanzate S.p.A.                                 Italy

Sava-Leasing Societa per Azioni                                                         Italy
Savarent Societa per Azioni                                                             Italy
Sofice-Societe de Financement des Concessionaires S.A.                                  France
TarCredit E.F.C. S.A.                                                                   Spain
Tarfin S.A.                                                                             Switzerland
Targa Assistance S.r.l.                                                                 Italy
Targa Automotive S.p.A.                                                                 Italy
Targa Rent S.r.l.                                                                       Italy
Targasys Espana S.L.                                                                    Spain

AGRICULTURAL AND CONSTRUCTION EQUIPMENT
CNH Global N.V.                                                                         Netherlands
Austoft Holdings Limited                                                                Australia
Austoft Industries Limited                                                              Australia
Banco CNH Capital S.A.                                                                  Brazil
Bli Group Inc.                                                                          U.S.A.
Blue Leaf I.P. Inc.                                                                     U.S.A.
Case Belgium BVBA                                                                       Belgium
Case Brasil & CIA                                                                       Brazil
Case Brazil Holdings Inc.                                                               U.S.A.
Case Canada Investments Ltd.                                                            Canada
Case Canada Receivables Inc.                                                            Canada
Case Credit Australia Investments Pty. Ltd.                                             Australia
Case Credit Corporation                                                                 U.S.A.
Case Credit Global Investments Ltd.                                                     Bermuda
Case Credit Holdings Limited                                                            U.S.A.
Case Credit Ltd.                                                                        Canada
Case Equipment Holdings Limited                                                         U.S.A.
Case Equipment International Corporation                                                U.S.A.
Case Europe S.a.r.l.                                                                    France
Case Harvesting Systems GmbH                                                            Germany
Case India Limited                                                                      U.S.A.
Case International Limited                                                              United Kingdom
Case International Marketing Inc.                                                       U.S.A.
Case LBX Holdings Inc.                                                                  U.S.A.
Case LLC                                                                                U.S.A.
Case Machinery (Shanghai) Co. Ltd.                                                      People's Rep. of China
Case Mexico S.A.                                                                        Mexico
Case New Holland Inc.                                                                   U.S.A.
Case New Holland Italia s.p.a.                                                          Italy
Case United Kingdom Limited                                                             United Kingdom
Case Wholesale Receivables Inc.                                                         U.S.A.
CNH Argentina S.A.                                                                      Argentina
CNH Australia Pty Limited                                                               Australia
CNH Belgium N.V.                                                                        Belgium
CNH Canada Ltd.                                                                         Canada
CNH Capital Australia Pty. Ltd.                                                         Australia
CNH Capital Benelux S.A.                                                                Belgium

CNH Capital Corporation                                                                 U.S.A.
CNH Capital (Europe) plc                                                                Ireland
CNH Capital Insurance Agency Inc.                                                       U.S.A.
CNH Capital plc                                                                         Ireland
CNH Capital Receivables Inc.                                                            U.S.A.
CNH Capital U.K. Ltd                                                                    United Kingdom
CNH Danmark A/S                                                                         Denmark
CNH Deutschland GmbH                                                                    Germany
CNH Engine Corporation                                                                  U.S.A.
CNH Financial Services S.r.l.                                                           Italy
CNH France S.A.                                                                         France
CNH Information Technology Company LLC                                                  U.S.A.
CNH International S.A.                                                                  Luxembourg
CNH Latino Americana Ltda                                                               Brazil
CNH Maquinaria Spain S.A.                                                               Spain
CNH Movimento Terra S.p.A.                                                              Italy
CNH Osterreich GmbH                                                                     Austria
CNH Polska Sp. z o.o.                                                                   Poland
CNH Receivables Inc.                                                                    U.S.A.
CNH Trade N.V.                                                                          Netherlands
CNH U.K. Limited                                                                        United Kingdom
Fiat Kobelco Construction Machinery S.p.A.                                              Italy
Fiatallis North America Inc.                                                            U.S.A.
Fiat-Kobelco Construction Machinery Belgium SA                                          Belgium
Flexi-Coil Ltd                                                                          Canada
Flexi-Coil (U.K.) Limited                                                               United Kingdom
Harbin New Holland Beidahuang Tractors Ltd.                                             People's Rep. of China
HFI Holdings Inc.                                                                       U.S.A.
JV UzCaseMash LLC                                                                       Uzbekistan
JV UzCaseService LLC                                                                    Uzbekistan
JV UzCaseTractor LLC                                                                    Uzbekistan
Kobelco Construction Machinery America LLC                                              U.S.A.
Kobelco Construction Machinery Europe BV                                                Netherlands
Lake Hull Pty. Ltd.                                                                     Australia
MBA AG, Baumaschinen                                                                    Switzerland
Multi Rental Locacao de Maquinas Ltda.                                                  Brazil
New Holland Australia Pty. Limited                                                      Australia
New Holland (Canada) Credit Company                                                     Canada
New Holland (Canada) Credit Holding Ltd.                                                Canada
New Holland Canada Ltd.                                                                 Canada
New Holland Credit Australia Pty Limited                                                Australia
New Holland Credit Company LLC                                                          U.S.A.
New Holland Excavator Holdings LLC                                                      U.S.A.
New Holland Financial Services A/S                                                      Denmark
New Holland Financial Services Ltd                                                      United Kingdom
New Holland Financial Services S.A.                                                     France
New Holland Holding Limited                                                             United Kingdom
New Holland Holdings Argentina S.A.                                                     Argentina

New Holland Investments Canada Ltd                                                      Canada
New Holland Logistics S.p.A.                                                            Italy
New Holland Ltd                                                                         United Kingdom
New Holland Mauritius (Private) Ltd.                                                    Mauritius
New Holland North America Inc.                                                          U.S.A.
New Holland Portugal-Comercio de Tractores e Maquinas Agricolas Ltda                    Portugal
New Holland Receivables Corporation                                                     U.S.A.
New Holland Retail Receivables Corporation I                                            U.S.A.
New Holland Retail Receivables Corporation II                                           U.S.A.
New Holland Tractor Ltd. N.V.                                                           Belgium
New Holland Tractors (India) Private Ltd                                                India
O & K - Hilfe GmbH                                                                      Germany
O & K Orenstein & Koppel AG                                                             Germany
Olaf Poulsen A/S                                                                        Denmark
Pryor Foundry Inc.                                                                      U.S.A.
Receivables Credit Corporation                                                          Canada
Receivables Credit II Corporation                                                       Canada
Receivables Credit III Corporation                                                      Canada
RosCaseMash                                                                             Russia
Servicios Case Mexicana S.A. de C.V.                                                    Mexico
Shanghai New Holland Agricultural Machinery Corporation Limited                         People's Rep. of China
Tiede Landtechnik GmbH                                                                  Germany
Uzcaseagroleasing                                                                       Uzbekistan

COMMERCIAL VEHICLES
Iveco N.V.                                                                              Netherlands
Amce-Automotive Manufacturing Co.Ethiopia                                               Ethiopia
Astra Veicoli Industriali S.p.A.                                                        Italy
Brandschutztechnik Gorlitz GmbH                                                         Germany
B.V. Rimij                                                                              Netherlands
C.A.M.I.V.A. Constructeurs Associes de Materiels S.A.                                   France
CBW Grundstukcsverwaltung GmbH & CO.                                                    Germany
Componentes Mecanicos S.A.                                                              Spain
Effe Grundbesitz GmbH                                                                   Germany
Equip'Lev Societe a Responsabilite Limitee                                              France
Euromoteurs S.A.                                                                        France
Fiat Capital Corporation                                                                U.S.A.
F.L. Maintenance Societe par actions simplifiee                                         France
Fraikin Alquiler de Vehiculos S.A.                                                      Spain
Fraikin Belgium S.A.                                                                    Belgium
Fraikin Belgium Truck Renting S.A.                                                      Belgium
Fraikin Limited                                                                         United Kingdom
Fraikin Locamion Societe Anonyme                                                        France
Fraikin Locatime S.A.S.                                                                 France
Fraikin S.A. (Suisse) in liq.                                                           Switzerland
Fraikin Societe Anonyme                                                                 France
Fraikin-Lux S.A.                                                                        Luxembourg
Heuliez Bus S.A.                                                                        France

IAV-Industrie-Anlagen-Verpachtung GmbH                                                  Germany
Ikarus Egyedi Autobusz GY                                                               Hungary
Ikarusbus Jamugyarto RT                                                                 Hungary
Immobiliere Fraikin Societe par actions simplifiee                                      France
Industrial Vehicles Center Hainaut S.A.                                                 Belgium
Interoto France Location-GEIE                                                           France
Irisbus Australia Pty. Ltd.                                                             Australia
Irisbus Deutschland GmbH                                                                Germany
Irisbus France S.A.                                                                     France
Irisbus Holding S.L.                                                                    Spain
Irisbus Iberica S.L.                                                                    Spain
Irisbus Italia S.p.A.                                                                   Italy
Irisbus (U.K.) Ltd                                                                      United Kingdom
IVC Brabant N.V. S.A.                                                                   Belgium
IVC Nutzfahrzeuge AG                                                                    Switzerland
IVC Vehicules Industriels S.A.                                                          Switzerland
IVC-Salzburg Nutzfahrzeughandel GmbH                                                    Austria
IVC-Wien Nutzfahrzeughandel GmbH                                                        Austria
Iveco Aifo S.p.A.                                                                       Italy
Iveco Argentina S.A.                                                                    Argentina
Iveco Austria GmbH                                                                      Austria
Iveco Bayern GmbH                                                                       Germany
Iveco Danmark A/S                                                                       Denmark
Iveco Eurofire (Holding) GmbH                                                           Germany
Iveco Fiat Brasil Ltda                                                                  Brazil
Iveco Finance AG                                                                        Switzerland
Iveco Finance GmbH                                                                      Germany
Iveco Finance Limited                                                                   United Kingdom
Iveco Finance Luxembourg S.A.                                                           Luxembourg
Iveco Finanziaria S.p.A.                                                                Italy
Iveco Finland OY                                                                        Finland
Iveco Ford Truck Ltd                                                                    United Kingdom
Iveco Ford Truck Pension Trustee Ltd                                                    United Kingdom
Iveco France S.A.                                                                       France
Iveco International Trade Finance S.A.                                                  Switzerland
Iveco Investitions GmbH                                                                 Germany
Iveco Latin America Ltda                                                                Brazil
Iveco Lease GmbH                                                                        Germany
Iveco Magirus AG                                                                        Germany
Iveco Magirus Brandschutztechnik GmbH                                                   Germany
Iveco Mezzi Speciali S.p.A.                                                             Italy
Iveco Motorenforschung AG                                                               Switzerland
Iveco Nederland B.V.                                                                    Netherlands
Iveco Nord Nutzfahrzeuge GmbH                                                           Germany
IVECO Nord-Ost Nutzfahrzeuge GmbH                                                       Germany
Iveco Norge A.S.                                                                        Norway
Iveco Nutzfahrzeuge GmbH Hannover Braunschweig                                          Germany
Iveco Nutzfahrzeuge Nord-West GmbH                                                      Germany

Iveco Otomotiv Ticaret A.S.                                                             Turkey
Iveco Participations S.A.                                                               France
Iveco Pegaso S.L.                                                                       Spain
Iveco Plan S.A. de Ahorro para fines determinados                                       Argentina
Iveco Poland Ltd.                                                                       Poland
Iveco Portugal-Comercio de Veiculos Industriais Ltda                                    Portugal
Iveco (Schweiz) AG                                                                      Switzerland
Iveco South Africa (Pty) Ltd.                                                           South Africa
Iveco S.p.A.                                                                            Italy
Iveco Sud-West Nutzfahrzeuge GmbH                                                       Germany
Iveco Sweden A.B.                                                                       Sweden
Iveco Trucks Australia Limited                                                          Australia
Iveco Trucks of North America Inc.                                                      U.S.A.
Iveco (UK) Ltd                                                                          United Kingdom
Iveco Ukraine Inc.                                                                      Ukraine
Iveco Venezuela C.A.                                                                    Venezuela
IVECO West Nutzfahrzeuge GmbH                                                           Germany
Iveco-Motor Sich. Inc.                                                                  Ukraine
Karosa A.S.                                                                             Czech Republic
Karosa r.s.o.                                                                           Slovack Republic
Lev Societe Anonyme                                                                     France
Locamion Societe Anonyme                                                                France
Loca-Pel Societe a Responsabilite Limitee                                               France
Lohr-Magirus Feuerwehrtechnik GmbH                                                      Austria
Lyon Vehicules Industriels S.A.S.                                                       France
Mediterranea de Camiones S.L.                                                           Spain
Officine Brennero S.p.A.                                                                Italy
Rhein-Main Nutzfahrzeuge GmbH Reichold, Franz Kahl & Partners                           Germany
S.A. Iveco Belgium N.V.                                                                 Belgium
S.C.I. La Mediterraneenne                                                               France
Seddon Atkinson Spares & Service Limited                                                United Kingdom
Seddon Atkinson Vehicles Ltd                                                            United Kingdom
Seltra Societe Anonyme                                                                  France
Service Lorrain Vehicules Industriels - S.L.V.I. S.A.S.                                 France
Sicca S.p.A.                                                                            Italy
S.I.M.I.S.-Societe Industrielle pour le Materiels d'Incendie et de Securite S.A.        France
Societe Charolaise de Participations S.A.                                               France
Societe Civile Immobiliere Cles                                                         France
Societe Civile Immobiliere des Cars Blues                                               France
Societe Civile Immobiliere "La Vitrollaise"                                             France
Societe Civile Immobiliere "Les Boussenot"                                              France
Societe d'Assistance Tecnique Automobile S.A.T.A.U. S.A.                                France
Societe de Diffusion de Vehicules Industriels-SDVI S.A.S.                               France
Societe de la Seoune S.A.                                                               France
Sodima-Societe de Distribution de Materiel Automobile S.A.S.                            France
Stevi-Societe Stephanoise de Vehicules Industriels S.A.S.                               France
Transolver Finance Establecimiento Financiero de Credito S.A.                           Spain
Transolver Finance S.A.                                                                 France

Transolver Operational Services Limited                                           United Kingdom
Transolver Service S.A.                                                           Spain
Transolver Service S.p.A.                                                         Italy
Transolver Services GmbH                                                          Germany
Transolver Services S.A.                                                          France
Trucksure Services Ltd                                                            United Kingdom
Utilitaries & Vehicules Industriels Franciliens-UVIF SAS                          France
Vehicules Industriels Phoceens-V.I.P. S.A.S.                                      France
Zona Franca Alari Sepauto S.A.                                                    Spain
2 H Energy Societe par Actions Simplifiee                                         France

FERRARI

Ferrari S.p.A.                                                                    Italy
Ferrari Deutschland GmbH                                                          Germany
Ferrari Idea S.A. in liq.                                                         Switzerland
Ferrari International S.A.                                                        Luxembourg
Ferrari N.America Inc.                                                            U.S.A.
Ferrari San Francisco Inc.                                                        U.S.A.
Ferrari (Suisse) SA                                                               Switzerland
Ferrari.Net S.p.A.                                                                Italy
GSA-Gestions Sportives Automobiles S.A.                                           Switzerland
Maserati North America Inc.                                                       U.S.A.
Maserati S.p.A.                                                                   Italy
MSC USA                                                                           U.S.A.

METALLURGICAL PRODUCTS

Teksid S.p.A.                                                                     Italy
Accurcast Limited                                                                 Canada
Fonderie du Poitou Fonte S.A.S.                                                   France
Funfrap-Fundicao Portuguesa S.A.                                                  Portugal
Jutras Die Casting Limited                                                        Canada
Magnesium Products of America Inc.                                                U.S.A.
Magnesium Products of Italy-M.P.I.-S.p.A.                                         Italy
Meridian Deutschland GmbH                                                         Germany
Meridian Magnesium LLC                                                            U.S.A.
Meridian Magnesium N.V.                                                           Netherlands
Meridian Technologies Inc.                                                        Canada
Societe Bretonne de Fonderie et de Mecanique S.A.                                 France
Teksid Acquisition Inc.                                                           Canada
Teksid do Brasil Ltda                                                             Brazil
Teksid Hierro de Mexico S.A. de C.V.                                              Mexico
Teksid Inc.                                                                       U.S.A.
Teksid Investment N.V.                                                            Netherlands
Teksid Iron Poland Sp. z o.o.                                                     Poland
1118395 Ontario Inc.                                                              Canada

COMPONENTS

Magneti Marelli Holding S.p.A.                                                    Italy

Autocomponents Suspension S.r.l. a Socio Unico                                    Italy
Automotive Lighting Brotterode GmbH                                               Germany
Automotive Lighting Corporation                                                   U.S.A.
Automotive Lighting Holding GmbH                                                  Austria
Automotive Lighting Italia S.p.A.                                                 Italy
Automotive Lighting o.o.o.                                                        Russia
Automotive Lighting Polska Sp. z o.o.                                             Poland
Automotive Lighting Reutlingen GmbH                                               Germany
Automotive Lighting S.R.O.                                                        Czech Republic
Automotive Lighting UK Limited                                                    United Kingdom
Carex Uitaacenter N.V.                                                            Belgium
C.e.a. Axo Scintex S.A.                                                           France
Fiat CIEI S.p.A.                                                                  Italy
Iluminacao Automotiva Ltda                                                        Brazil
Industrial Yorka de Mexico S.A. de C.V.                                           Mexico
Industrial Yorka de Tepotzotlan S.A. de C.V.                                      Mexico
Kadron S/A                                                                        Brazil
Magneti Marelli After Market Limited                                              United Kingdom
Magneti Marelli After Market S.p.A.                                               Italy
Magneti Marelli Argentina S.A.                                                    Argentina
Magneti Marelli Cofap Camisas S.A.                                                Brazil
Magneti Marelli Cofap Companhia Fabricadora de Pecas                              Brazil
Magneti Marelli Components B.V.                                                   Netherlands
Magneti Marelli Conjuntos de Escape S.A.                                          Argentina
Magneti Marelli Controle Motor Ltda.                                              Brazil
Magneti Marelli Deutschland GmbH                                                  Germany
Magneti Marelli do Brasil Industria e Comercio SA                                 Brazil
Magneti Marelli Escapamentos Ltda                                                 Brazil
Magneti Marelli Exhaust Systems Polska Sp. z o.o.                                 Poland
Magneti Marelli France S.A.                                                       France
Magneti Marelli Iberica S.A.                                                      Spain
Magneti Marelli Motopropulsion France SAS                                         France
Magneti Marelli North America Inc.                                                U.S.A.
Magneti Marelli Otomotiv Sistemleri Sanayi ve Ticaret A.S.                        Turkey
Magneti Marelli Poland S.A.                                                       Poland
Magneti Marelli Powertrain GmbH                                                   Germany
Magneti Marelli Powertrain (Shanghai) Co. Ltd.                                    People's Rep. of China
Magneti Marelli Powertrain S.p.A.                                                 Italy
Magneti Marelli Powertrain U.S.A. Inc.                                            U.S.A.
Magneti Marelli Services S.p.A.                                                   Italy
Magneti Marelli Sistemi di Scarico S.p.A.                                         Italy
Magneti Marelli South Africa (Proprietary) Limited                                South Africa
Magneti Marelli Suspension Systems Poland Sp. z o.o.                              Poland
Magneti Marelli Svenska A/B in liq.                                               Sweden
Magneti Marelli Tubos de Escape SL                                                Spain
Magneti Marelli U.K. Limited                                                      United Kingdom
Malaysian Automotive Lighting SDN. BHD                                            Malaysia
Midas Autoservice GmbH                                                            Austria

Midas Europe S.A.M.                                                               Princ. of Monaco
Midas France S.a.s.                                                               France
Midas Italia S.p.A.                                                               Italy
Midas Polska Sp. z o.o.                                                           Poland
Midas S.A.                                                                        Belgium
Midas Schwiez AG                                                                  Switzerland
Midas Silenciador S.L.                                                            Spain
Midas Spain Inc.                                                                  U.S.A.
MotorMust.com S.p.A. in liq.                                                      Italy
Sadim S.a.r.l.                                                                    France
Seima Italiana Deutschland GmbH                                                   Germany
Seima Italiana S.p.A.                                                             Italy
Sistemi Sospensioni S.p.A.                                                        Italy
Tecnologia de Iluminacion Automotriz S.A. de C.V.                                 Mexico
Tutela Lubrificantes S.A.                                                         Brazil
Ufima S.A.                                                                        France
Yorka de Mexico S.A. de CV                                                        Mexico
Yorka SA - Senalizacion y Accesorios del Automovil                                Spain

PRODUCTION SYSTEMS

Comau B.V.                                                                        Netherlands
Autodie International, Inc.                                                       U.S.A.
Comau Argentina S.A.                                                              Argentina
Comau Australia Pty. Ltd                                                          Australia
Comau Belgium N.V.                                                                Belgium
Comau Deutschland GmbH                                                            Germany
Comau do Brasil Ltda.                                                             Brazil
Comau Estil Unl.                                                                  United Kingdom
Comau France S.A.                                                                 France
COMAU Germann-Intec GmbH & Co. KG                                                 Germany
Comau India Private Limited                                                       India
COMAU Ingest Sverige AB                                                           Sweden
Comau Management Inc.                                                             U.S.A.
Comau Pico Holdings Corporation                                                   U.S.A.
Comau Poland Sp. z o.o.                                                           Poland
Comau Quad Precision (Pty) Ltd.                                                   South Africa
Comau Romania S.R.L.                                                              Romenia
Comau SA Body Systems (Pty) Ltd.                                                  South Africa
Comau SA Press Tools and Parts (Pty) Ltd.                                         South Africa
Comau SA Properties (Pty) Ltd.                                                    South Africa
Comau Sciaky S.A.                                                                 France
Comau Service Systems S.L.                                                        Spain
Comau Service U.K. Ltd                                                            United Kingdom
Comau (Shanghai) Automotive Equipment Co. Ltd.                                    People's Rep. of China
Comau South Africa (Pty) Ltd.                                                     South Africa
Comau S.p.A.                                                                      Italy
Deltasign Ltd. in liq.                                                            United Kingdom
Discserve Ltd. in liq.                                                            United Kingdom

Eagle Test and Assembly Co.                                                       U.S.A.
Estil Control Systems Luton Ltd. in liq.                                          United Kingdom
Estil Shrewsbury Ltd. in liq.                                                     United Kingdom
Famis Technology Ltd. in liq.                                                     United Kingdom
Geico do Brasil Ltda                                                              Brazil
Geico Endustriyel Taahhut A.S.                                                    Turkey
Geico S.p.A.                                                                      Italy
Germann-Intec Verwaltungs GmbH                                                    Germany
Italtech S.p.A.                                                                   Italy
Mecaner S.A.                                                                      Spain
Novi Industries, Inc.                                                             U.S.A.
Numerical Control Center, Inc.                                                    U.S.A.
Pico East, Inc.                                                                   U.S.A.
Pico Estil Control Systems Ltd. in liq.                                           United Kingdom
Pico Estil Manufacturing Ltd. in liq.                                             United Kingdom
Pico Estil Nottingham Ltd. in liq.                                                United Kingdom
Pico Europe, Inc.                                                                 U.S.A.
Pico Expatriate, Inc.                                                             U.S.A.
Pico Iaisa S.de R.L. de C.V.                                                      Mexico
Pico Pitex S.de R.L. C.V.                                                         Mexico
Pico Resources, Inc.                                                              U.S.A.
Precision.Com Corp.                                                               U.S.A.
Progressive Industries Co. of Canada Ltd.                                         Canada
Progressive Mexico S.de R.L. de C.V.                                              Mexico
Progressive Tool & Industries Company                                             U.S.A.
Renault Automation Comau S.A.                                                     France
Trebol Tepotzotlan S.de R.L. de C.V.                                              Mexico
Wisne Automation & Engineering Co.                                                U.S.A.
Wisne Design Mexico S.de R.L. de C.V.                                             Mexico
Wisne Technologies, Inc.                                                          U.S.A.

AVIATION

FiatAvio S.p.A.                                                                   Italy
ELV S.p.A.                                                                        Italy
Fiat Avio Inc.                                                                    U.S.A.
Fiat Avio Polska Sp. z o.o.                                                       Poland
Regulus S.A.                                                                      French Guiana
Societa di Servizi Comprensoriali e di Sviluppo Immobiliare-SE.CO.SV.IM.
S.r.l.                                                                            Italy
Societa Elettronica per l'Automazione S.p.A.                                      Italy

PUBLISHING AND COMMUNICATIONS

Itedi-Italiana Edizioni S.p.A.                                                    Italy
Editrice La Stampa S.p.A.                                                         Italy
Publikompass S.p.A.                                                               Italy

INSURANCE

Toro Assicurazioni S.p.A.                                                         Italy

Altegia S.A.                                                                      France
Augusta Assicurazioni S.p.A.                                                      Italy
Augusta Vita S.p.A.                                                               Italy
Continent Assistance S.A.                                                         France
Continent Holding S.A.                                                            France
Continent IARD S.A.                                                               France
Continent Vie S.A.                                                                France
CST-Centro Servizi Toro S.p.A.                                                    Italy
D.A.S. Difesa Automobilistica Sinistri S.p.A.                                     Italy
Fiat Ubezpieczenia Majatkowe Spolka Akcyjna                                       Poland
Fiat Ubezpieczenia Zyciowe S.A.                                                   Poland
Giano Assicurazioni S.p.A.                                                        Italy
Guardian Finances S.A.                                                            France
Guardian Vie S.A.                                                                 France
Iniziative Sviluppo Immobiliare-Isim S.p.A.                                       Italy
Lloyd Italico Assicurazioni S.p.A.                                                Italy
Lloyd Italico Vita S.p.A.                                                         Italy
L'Union Generale du Nord S.A.                                                     France
Nuova Tirrena S.p.A.                                                              Italy
Phenix Seguradora S.A.                                                            Brazil
Roma Vita S.p.A.                                                                  Italy
Societe Immobiliere Belle-Terre S.A. in liq.                                      Switzerland
Toro International Holding N.V.                                                   Netherlands
Toro Targa Assicurazioni S.p.A.                                                   Italy
Toro Targa Participacoes S/C Ltda                                                 Brazil

SERVICES

Business Solutions S.p.A.                                                         Italy
Borello S.p.A.                                                                    Italy
Building Services S.r.l.                                                          Italy
Building Support S.r.l. a socio unico                                             Italy
Business Solutions Deutschland FiatGroup GmbH                                     Germany
Business Solutions do Brasil Ltda                                                 Brazil
Business Solutions FiatGroup USA Inc.                                             U.S.A.
Business Solutions France FiatGroup S.a.s.                                        France
Business Solutions Iberica Fiat Group SL                                          Spain
Business Solutions Polska Sp. z o.o.                                              Poland
Cleantecno S.r.l.                                                                 Italy
Cromos Consulenza e Formazione S.r.l.                                             Italy
Delivery & Mail S.r.l.                                                            Italy
Easy Drive S.r.l. a S.U.                                                          Italy
eSPIN S.p.A.                                                                      Italy
Fast Buyer France S.a.r.l.                                                        France
Fast-Buyer S.p.A.                                                                 Italy
Fiat Engineering France S.A.                                                      France
Fiat Engineering India Ltd.                                                       India
Fiat Engineering S.p.A.                                                           Italy
Fiat GES.CO. Belgium N.V.                                                         Belgium

Fiat Gesco S.p.A.                                                                       Italy
FiatEngineering do Brasil-Comercio e Industria Ltda                                     Brazil
FiatEngineering Polska Sp. z o.o.                                                       Poland
Gesco Active S.p.A.                                                                     Italy
Gesco Sud S.p.A.                                                                        Italy
Gesco U.K. Limited                                                                      United Kingdom
Global Value S.p.A.                                                                     Italy
H.R. Services S.p.A.                                                                    Italy
Impreinvest S.p.A.                                                                      Italy
Individua S.p.A.                                                                        Italy
Ingest Facility S.p.A.                                                                  Italy
Ingest Segim Polska Sp. z o.o.                                                          Poland
Investimenti e Gestioni S.p.A.                                                          Italy
Ipi Intermediazione S.r.l.                                                              Italy
IPI Societa di Gestione del Risparmio S.p.A.                                            Italy
IPI S.p.A.                                                                              Italy
Isvor Knowledge System S.p.A.                                                           Italy
ITS Information Technology Services S.r.l. a S.U.                                       Italy
Japigia 2000 S.r.l.                                                                     Italy
KeyG Consulting S.p.A.                                                                  Italy
Learning Systems S.p.A.                                                                 Italy
Matrix S.r.l.                                                                           Italy
New Business Nove S.r.l.                                                                Italy
Progetto Lavoro Impresa S.p.A.                                                          Italy
Risk Management S.p.A.                                                                  Italy
Sadi Brasil Ltda.                                                                       Brazil
Sadi Polska-Agencja Celna Sp. z o.o.                                                    Poland
Scuola di Pubblica Amministrazione s.p.a.                                               Italy
Servizi e Attivita Doganali per l'Industria S.p.A.                                      Italy
Sestrieres S.p.A.                                                                       Italy
SOLGESA-Soluzioni Gestionali Avanzate S.p.A.                                            Italy
Sporting Club Sestrieres S.r.l.                                                         Italy
TRANSFIMA S.p.A.                                                                        Italy
Trantor S.r.l.                                                                          Italy
WorkNet societa di fornitura di lavoro temporaneo-per azioni                            Italy

MISCELLANEOUS AND HOLDING COMPANIES

Celt Receivables Limited                                                                Ireland
Centro Ricerche Plast-Optica S.r.l.                                                     Italy
C.R.F. Societa Consortile per Azioni                                                    Italy
Elasis-Societa Consortile per Azioni                                                    Italy
European Engine Alliance S.c.r.l.                                                       Italy
Fahag Immobilien-und Finanz-Gesellschaft AG                                             Switzerland
Ferrari Fin. Services Inc.                                                              U.S.A.
Fias Fiat Administration und Service GmbH                                               Germany
Fiat Argentina S.A.                                                                     Argentina
Fiat Concord S.A.                                                                       Argentina
Fiat do Brasil S.A.                                                                     Brazil

Fiat Energia S.r.l.                                                                     Italy
Fiat Financas Brasil Ltda                                                               Brazil
Fiat Finance and Trade Ltd                                                              Luxembourg
Fiat Finance Canada Ltd.                                                                Canada
Fiat Finance Corporation B.V.                                                           Netherlands
Fiat Finance France S.N.C.                                                              France
Fiat Finance Luxembourg S.A.                                                            Luxembourg
Fiat Finance North America Inc.                                                         U.S.A.
Fiat France S.A.                                                                        France
Fiat Ges.co France (GEIE)                                                               France
Fiat Gesco UK Limited in liq.                                                           United Kingdom
Fiat Geva Europe Ltd.                                                                   Ireland
Fiat Ge.Va. S.p.A.                                                                      Italy
Fiat Gra.De EEIG                                                                        United Kingdom
Fiat Iberica S.A.                                                                       Spain
Fiat Information & Communication Services S.r.l.                                        Italy
Fiat International S.p.A.                                                               Italy
Fiat Netherlands Holding N.V.                                                           Netherlands
Fiat Partecipazioni S.p.A.                                                              Italy
Fiat Polska Sp. z o.o.                                                                  Poland
Fiat Servizi per l'Industria S.c.p.a.                                                   Italy
Fiat United Kingdom Limited                                                             United Kingdom
Fiat U.S.A. Inc.                                                                        U.S.A.
Fiat-Revisione Interna e Ispettorato S.c.r.l.                                           Italy
IHF-Internazionale Holding Fiat S.A.                                                    Switzerland
Immobiliaria Moderna 2000 S.L.                                                          Spain
Intermap (Nederland) B.V.                                                               Netherlands
Isvor Dealernet S.r.l.                                                                  Italy
Isvor Fiat S.p.A. - Societa di Sviluppo e Addestramento Industriale                     Italy
La Stampa Europe SAS                                                                    France
Motorcomsa S.A.                                                                         Switzerland
Neptunia Assicurazioni Marittime S.A.                                                   Switzerland
New Business Quattordici S.p.A.                                                         Italy
Palazzo Grassi S.p.A.                                                                   Italy
Pharos S.r.l.                                                                           Italy
Rimaco S.A.                                                                             Switzerland
Sicind S.p.A.                                                                           Italy
Sisport Fiat Societa per Azioni-SF                                                      Italy
Societa Italiana Commerciale Industriale-SICI S.p.A.                                    Italy

JOINTLY-OWNED COMPANIES CONSOLIDATED BY THE PROPORTIONAL INTEGRATION
METHOD

COMMERCIAL VEHICLES

Naveco Ltd.                                                                             People's Rep. of China

AVIATION

Europropulsion S.A.                                                                     France
Vegaspazio S.p.A.                                                                       Italy

SERVICES
Global Value Solucoes Ltda                                                              Brazil

SUBSIDIARIES VALUED BY THE EQUITY METHOD

AUTOMOBILES

Alfa Romeo Inc.                                                                         U.S.A.
Alfa Romeo Motors Ltd.                                                                  Thailand
Andalcar Motor S.L.                                                                     Spain
Auto Italia Erfurt GmbH                                                                 Germany
B.D.C. & Co. Societe en Commandite Simple                                               Belgium
Centro Automobile GmbH Frankfurt                                                        Germany
Copada S.A.S.                                                                           France
F.A. Austria Commerz & Co. SCS                                                          Belgium
F.A. Austria Commerz GmbH                                                               Austria
Fiat Auto Egypt Industrial Company SAE                                                  Egypt
Fiat Auto Egypt S.A.E.                                                                  Egypt
Fiat Auto S.A. de Ahorro para Fines Determinados                                        Argentina
Fiat Auto Thailand Pvt. Ltd.                                                            Thailand
Fiat Automoviles Venezuela C.A.                                                         Venezuela
Italcar SA                                                                              Morocco
Leasys S.p.A.                                                                           Italy
Multipoint Sevilla S.A.                                                                 Spain
New City Car S.A.                                                                       Belgium
SA France Auto                                                                          France
SA France Auto Roubaix                                                                  France
Saigarage S.p.A. in liq.                                                                Italy
Sirio Polska Sp. z o.o.                                                                 Poland
Targa Infomobility S.p.A.                                                               Italy
Targa Servizi Assicurativi S.p.A.                                                       Italy
Zao Nizhegorod Motors                                                                   Russia

AGRICULTURAL AND CONSTRUCTION EQUIPMENT

Agriserve Inc.                                                                          U.S.A.
Bizon-Ukraina S.P.                                                                      Ukraine
Case IH Power & Equipment Inc.                                                          U.S.A.
Challenger New Holland Ltd.                                                             Canada
First New Holland Inc.                                                                  U.S.A.
First State New Holland Inc.                                                            U.S.A.
Garden City New Holland Inc.                                                            U.S.A.
Hayward Implement Inc.                                                                  U.S.A.
La Grande New Holland Inc.                                                              U.S.A.
Medicine Hat New Holland Ltd.                                                           Canada
Memphis New Holland Inc.                                                                U.S.A.
Neuse River New Holland Inc.                                                            U.S.A.
Newton Tractor Sales Inc.                                                               U.S.A.
Niagara Frontier Equipment Sales Inc.                                                   U.S.A.
Northside New Holland Inc.                                                              U.S.A.

Pensacola Tractor & Equipment Inc.                                                      U.S.A.
Redwood Equipment Inc.                                                                  U.S.A.
Ridgeview New Holland Inc.                                                              U.S.A.
Speedway New Holland Inc.                                                               U.S.A.
St. Catharines New Holland Ltd.                                                         Canada
Sunrise Tractor & Equipment Inc.                                                        U.S.A.
Tallahassee New Holland Inc.                                                            U.S.A.
Team New Holland Equipment Inc.                                                         U.S.A.
Topeka New Holland Inc.                                                                 U.S.A.
Tri-County New Holland Inc.                                                             U.S.A.
West Shore New Holland Inc.                                                             U.S.A.
Woodstock New Holland Ltd                                                               Canada

COMMERCIAL VEHICLES

Altra S.p.A.                                                                            Italy
F. Pegaso S.A.                                                                          Spain
Financiere Pegaso France S.A.                                                           France
Iveco S.P.R.L.                                                                          Congo (Dem. Rep. Congo)

METALLURGICAL PRODUCTS

Compania Industrial Frontera S.A. de C.V.                                               Mexico
Teksid of India Private Limited Company                                                 India

COMPONENTS

Cofap Companhia Fabricadora de Pecas S.A.                                               Brazil
Seima Italiana Auto Svet                                                                Russia
Seima Italiana Russia                                                                   Russia

PRODUCTION SYSTEMS

Progressive Tool Argentina S.de R.L. in liq.                                            Argentina

INSURANCE

Ogepa S.A.                                                                              France
Omnium de Financement et de realisation du Batiment-O.FI.BA. S.A.                       France

MISCELLANEOUS AND HOLDING COMPANIES

Ayfra S.A. in liq.                                                                      Paraguay
Banca Unione di Credito (Cayman) Ltd                                                    Cayman Islands
BUC - Banca Unione di Credito                                                           Switzerland
Centro Studi sui Sistemi di Trasporto-CSST S.p.A.                                       Italy
European Engine Alliance EEIG                                                           United Kingdom
Fiat Deutschland GmbH                                                                   Germany
Fiat Russia OOO                                                                         Russia
Luganova S.A.                                                                           Switzerland
New Business 7 S.p.A.                                                                   Italy
New Business 8 S.p.A.                                                                   Italy
Norfinance & Associes S.A.                                                              Switzerland
Norfinance Gestion S.A.                                                                 Switzerland

Norfinance Gestion (Ticino) S.A.                                                        Switzerland
Overseas Union Bank and Trust (Bahamas) Ltd.                                            Bahamas
SGR-Sociedad para la Gestion de Riesgos S.A.                                            Argentina
Sistemi Ambientali S.p.A. in liq.                                                       Italy

SUBSIDIARIES VALUED AT COST

AUTOMOBILES

Consorzio di Ricerca per Veicoli a Minimo Impatto Ambientale                            Italy
Fiat Auto de Mexico Sociedad Anonima de Capital Variable (S.A. de C.V.)                 Mexico
Fiat Auto Espana Marketing Instituto Agrupacion de Interes Economico                    Spain
Fiat Auto Marketing Institute (Portugal) ACE                                            Portugal
Hidrofiasa Ltda                                                                         Brazil
La Fenice S.A.                                                                          Argentina
Nuove Iniziative Finanziarie 2 S.r.l.                                                   Italy
Powertrain India Pvt. Ltd.                                                              India
Pro-Car LLC                                                                             Russia

AGRICULTURAL AND CONSTRUCTION EQUIPMENT

Case Credit Limited                                                                     United Kingdom
Case Credit Wholesale Pty. Limited                                                      Australia
Case India USLT Limited                                                                 U.S.A.
Case Mauritius US Limited                                                               Mauritius
Case Melbourne Pty Ltd.                                                                 Australia
Case Poclain Ltd.                                                                       United Kingdom
Case Sprayers Limited                                                                   United Kingdom
Consorzio Fiat-Kobelco Isvor Dealernet Rete                                             Italy
David Brown Tractors (Ireland) Ltd.                                                     Ireland
Fermec North America Inc.                                                               U.S.A.
International Harvester Company                                                         U.S.A.
J.I. Case Company Limited                                                               United Kingdom
J.I. Case International S.A.                                                            Venezuela
Kestrin Pty. Ltd.                                                                       Australia
New Holland Superannuation Pty. Ltd.                                                    Australia
Steiger International Ltd.                                                              Guam
Versatile Farm Equipment Pty. Ltd.                                                      Australia

COMMERCIAL VEHICLES

Consorzio per la Formazione Commerciale Iveco-Coforma                                   Italy
Gestrans S.A.                                                                           France
IkarusBus Trejd KFT                                                                     Russia
Iran Magirus-Deutz                                                                      Iran
Irisbus North America Limited Liability Company                                         U.S.A.
Iveco Colombia Ltda.                                                                    Colombia
Iveco Hong Kong Limited                                                                 People's Rep. of China
M.R. Fire Fighting International S.A.                                                   Romenia
SIVI S.p.A.                                                                             Italy

COMPONENTS
Automotive Lighting Japan K.K.                                                          Japan
Magneti Marelli Auto Pecas Ltda.                                                        Brazil
Magneti Marelli Automotive Components (India) Limited                                   India
Magneti Marelli Componentes S.A. in liq.                                                Argentina
Magneti Marelli Pecas de Reposicao Ltda                                                 Brazil
MM GB Limited                                                                           United Kingdom
Rien E.U.R.L. in liq.                                                                   France
Yorka Northamerica Corp.                                                                U.S.A.

PRODUCTION SYSTEMS

Comau U.K. Limited                                                                      United Kingdom

PUBLISHING AND COMMUNICATIONS

Centro.com. S.r.l.                                                                      Italy

INSURANCE

Royal Servizi Tecnici S.r.l. in liq.                                                    Italy
S.C.I. Continent Pierre Grenier                                                         France
S.C.I. Le Continent Asnieres                                                            France
Societe Civile Immobiliere Continent Pierre                                             France
Societe Civile Immobiliere Continent Pyramides                                          France
Societe Civile Immobiliere Continent Wagram                                             France
Societe Civile Immobiliere Immovie                                                      France

SERVICES

C.O.AV. Citta Ospedaliera Avellino S.c. a r.l.                                          Italy
Consorzio Co.Ge.Av. in liquidazione                                                     Italy
Consorzio Infatecno                                                                     Italy
CONSORZIO SERMAGEST - Servizi Manutentivi Gestionali                                    Italy
Fast Buyer do Brasil Ltda                                                               Brazil
Fast Buyer Middle East A.S.                                                             Turkey
Fast-Buyer India Private Limited                                                        India
GestioneLavoro S.p.A.                                                                   Italy
Immobiliare F.E. S.r.l.                                                                 Italy
Nuova Immobiliare Cinque S.r.l.                                                         Italy
Nuova Immobiliare Due S.r.l.                                                            Italy
Nuova Immobiliare Quattro S.r.l.                                                        Italy
Nuova Immobiliare Tre S.r.l.                                                            Italy
Nuova Immobiliare Uno S.r.l.                                                            Italy
SCI Saint Michel in liq.                                                                France
Telexis do Brasil Ltda.                                                                 Brazil
Transfima Gruppo Europeo di Interesse Economico                                         Italy
Unisud S.r.l.                                                                           Italy
Worknet Formazione S.r.l.                                                               Italy

MISCELLANEOUS AND HOLDING COMPANIES
Consorzio Fiat Media Center                                                             Italy
Consorzio "Sirio" per la Sicurezza Industriale                                          Italy
Fiat Common Investment Fund Limited                                                     United Kingdom
Fiat Oriente S.A.E. in liq.                                                             Egypt
Fides Corretagens de Securos Ltda                                                       Brazil
Immobilier 92 SAS                                                                       France
ISVOR DILTS Leadership Systems Inc.                                                     U.S.A.
Isvor Fiat India Private Ltd.                                                           India
Komdix SAS                                                                              France
Luto Servizi S.A.                                                                       Switzerland
Mixerventinove S.r.l.                                                                   Italy
Mixerventisei S.r.l.                                                                    Italy
Mixerventisette S.r.l.                                                                  Italy
Mixerventotto S.r.l.                                                                    Italy
New Business Dodici S.r.l.                                                              Italy
New Business Sei S.r.l.                                                                 Italy
New Business Tredici S.r.l.                                                             Italy
New Business Undici S.r.l.                                                              Italy
Nuove Iniziative Finanziarie 3 S.r.l.                                                   Italy
Orione-Consorzio Industriale per la Sicurezza e la Vigilanza                            Italy
Rimaco do Brasil Ltda.                                                                  Brazil
Sacafet in liq.                                                                         Ethiopia

ASSOCIATED COMPANIES VALUED BY THE EQUITY METHOD

AUTOMOBILES

Fiat-GM Powertrain B.V.                                                                 Netherlands
GM-Fiat Worldwide Purchasing B.V.                                                       Netherlands
Jiangsu Nanya Auto Co. Ltd.                                                             People's Rep. of China
Societa di Commercializzazione e Distribuzione Ricambi S.p.A.                           Italy
Societa Europea Veicoli Leggeri-Sevel S.p.A.                                            Italy
Societe Europeenne de Vehicules Legers du Nord-Sevelnord Societe Anonyme                France
Somaca-Societe Marocaine Construction Automobiles S.A.                                  Morocco
Targa Trafficmaster S.p.A.                                                              Italy
Targasys S.r.l. a S.U.                                                                  Italy
Tofas-Turk Otomobil Fabrikasi Tofas A.S.                                                Turkey

AGRICULTURAL AND CONSTRUCTION EQUIPMENT

AG-Chem / New Holland LLC                                                               U.S.A.
Al-Ghazi Tractors Ltd                                                                   Pakistan
Casady Brothers Implement Inc.                                                          U.S.A.
CNH Capital Europe S.A.S.                                                               France
Consolidated Diesel Company                                                             U.S.A.
Employers Health Initiatives LLC                                                        U.S.A.
GQM Products LLC                                                                        U.S.A.
Kobelco Construction Machinery Co. Ltd.                                                 Japan
LBX Company LLC                                                                         U.S.A.
L&T Case Equipment Limited                                                              India

Megavolt L.P. L.L.L.P.                                                                  U.S.A.
New Holland de Mexico SA de CV                                                          Mexico
New Holland Finance Ltd                                                                 United Kingdom
New Holland HFT Japan Inc.                                                              Japan
New Holland Trakmak Traktor A.S.                                                        Turkey
Rathell Farm Equipment Company Inc.                                                     U.S.A.
Sip-Mot S.A.                                                                            Poland
Turk Traktor Ve Ziraat Makineleri A.S.                                                  Turkey

COMMERCIAL VEHICLES

GEIE V.IV.RE                                                                            France
Haveco Automotive Transmission Co. Ltd.                                                 People's Rep. of China
Iveco Uralaz Ltd.                                                                       Russia
Machen-Iveco Holding S.A.                                                               Luxembourg
Otoyol Pazarlama A.S.                                                                   Turkey
Otoyol Sanayi A.S.                                                                      Turkey
V.IVE.RE Gruppo Europeo di Interesse Economico                                          Italy

METALLURGICAL PRODUCTS

Hua Dong Teksid Automotive Foundry Co. Ltd.                                             People's Rep. of China
Nanjing Teksid Iron Foundry Co. Ltd.                                                    People's Rep. of China

COMPONENTS

Mako Elektrik Sanay Ve Ticaret A.S.                                                     Turkey

PRODUCTION SYSTEMS

Gerbi & Sciaky s.a.s.                                                                   France
Gonzales Production Systems Inc.                                                        U.S.A.
G.P. Properties I L.L.C.                                                                U.S.A.

PUBLISHING AND COMMUNICATIONS

Editalia S.r.l.                                                                         Italy
Editoriale Corriere Romagna S.r.l.                                                      Italy
Edizioni Dost S.r.l.                                                                    Italy
E.D.M. S.r.l.                                                                           Italy
Societa Editrice Mercantile S.r.l.                                                      Italy

SERVICES

Atlanet S.p.A.                                                                          Italy
Fiumicello S.r.l.                                                                       Italy
Global Value Services S.p.A.                                                            Italy
Global Value Solutions S.p.A.                                                           Italy
Immobiliare Novoli S.p.A.                                                               Italy
Iupiter S.r.l.                                                                          Italy
Marina Cala de Medici Circolo Nautico S.p.A.                                            Italy
Rubattino 87 S.r.l.                                                                     Italy
Servizio Titoli S.r.l.                                                                  Italy
S.I.NO.DO. - Sistema Informativo Normativa Doganale in liq.                             Italy

MISCELLANEOUS AND HOLDING COMPANIES
Euro Capitale Structures Limited (ECS)                                                  Ireland
Holding di Partecipazioni Industriali S.p.A.                                            Italy
Italenergia Bis S.p.A.                                                                  Italy
Lingotto S.p.A.                                                                         Italy
Livingstone Motor Assemblers Ltd.                                                       Zambia

ASSOCIATED COMPANIES VALUED AT COST

AUTOMOBILES

Car City Club S.r.l.                                                                    Italy
Consorzio delle Dennie                                                                  Italy
Consorzio per la Reindustrializzazione dell'area di Arese S.c.r.l.                      Italy
Fabrication Automobiles de Tiaret SpA                                                   Algeria
G.E.I.E. Gisevel                                                                        France
G.E.I.E.-Sevelind                                                                       France
N. Technology S.p.A.                                                                    Italy

AGRICULTURAL AND CONSTRUCTION EQUIPMENT

Brahma Steyr Tractors Limited                                                           India

COMMERCIAL VEHICLES

Afin Leasing AG                                                                         Austria
Atlas Vehicules Industriels S.A.                                                        Morocco
CBC-Iveco Ltd.                                                                          People's Rep. of China
Consorzio Iveco Fiat-Oto Melara                                                         Italy
Elettronica Trasporti Commerciali S.r.l. (Eltrac S.r.l.)                                Italy
Sotra S.A.                                                                              Ivory Coast
Zastava-Kamioni D.O.O.                                                                  Yugoslavia

METALLURGICAL PRODUCTS

S.A.S.-Societa Assofond Servizi S.r.l.                                                  Italy
Servicios Industriales Parque Fundidores S.de r.l. de C.V.                              Mexico

COMPONENTS

Flexider S.p.A.                                                                         Italy
Gulf Carosserie India Limited                                                           India
Johnson Matthey Argentina S.A.                                                          Argentina
Mars Seal Private Limited                                                               India
Matay Otomotiv Yan Sanay Ve Ticaret A.S.                                                Turkey
M.I.P.-Master Imprese Politecnico                                                       Italy
Parades GEIE                                                                            Italy
Trust Plastron S.r.l.                                                                   Italy

PRODUCTION SYSTEMS

Consorzio Fermag                                                                        Italy
Consorzio Generazione Forme-CO.GE.F.                                                    Italy
Mixerotto S.r.l. in liq.                                                                Italy

AVIATION
Atla S.r.l.                                                                             Italy
Consaer                                                                                 Italy
Consorzio Italmissile                                                                   Italy
Consorzio Oto-BPD in liq.                                                               Italy
Consorzio Promav in liq.                                                                Italy
Consorzio Riva-Sepa                                                                     Italy
Consorzio Sagat                                                                         Italy
Consorzio Servizi Acqua Potabile                                                        Italy
Consorzio Servizi Colleferro                                                            Italy
Consorzio Sitab                                                                         Italy
Eurojet Turbo GmbH                                                                      Germany
Italiana Sistemi Inerziali-Gruppo Europeo di Interesse Economico                        Italy
Turbo-Union Limited                                                                     United Kingdom

SERVICES

C.I.S.A. Consorzio per Impiantistica e Servizi Aerospaziali                             Italy
Coberga S.c.r.l. in liq.                                                                Italy
Consorzio Brescia Val                                                                   Italy
Consorzio CO.RI.R.E. in liq.                                                            Italy
Consorzio "Dinamicity"                                                                  Italy
Consorzio Parco Industriale di Villastellone                                            Italy
Consorzio per il Barocco in liq.                                                        Italy
Feic-Consorzio Imprese Lavori FFSS di Saline                                            Italy
Finanziaria Sistemi Trasporto S.r.l. in liq.                                            Italy
Gestlotto 6 S.c. a r.l.                                                                 Italy
Motorcity Park S.r.l.                                                                   Italy
Niugarit.Promocao e Desenvolvimiento de Actividades Industriais em Cooperacao Ltd       Portugal
Parco Grande S.c.r.l.                                                                   Italy
Ravizza S.c.r.l.                                                                        Italy
Santa Teresa 2000 S.r.l.                                                                Italy
S.I.MA.GEST2 SOC.CONS. A R.L.                                                           Italy
Societa Consortile a Responsabilita Limitata Nova Vetera S.c.r.l. in liq.               Italy
Uffici Finanziari 2000 S.c.r.l.                                                         Italy
Villaggio Olimpico S.r.l.                                                               Italy

MISCELLANEOUS AND HOLDING COMPANIES

Acomarit Holdings Ltd.                                                                  Bermuda
Agenzia Internazionalizzazione Imprese Torino S.r.l.                                    Italy
Alcmena S.a.r.l.                                                                        Luxembourg
Ciosa S.p.A. in liq.                                                                    Italy
Concordia Finance S.A.                                                                  Luxembourg
CONFORM - Consorzio Formazione Manageriale                                              Italy
Consorzio Parco Industriale di Chivasso                                                 Italy
Consorzio per lo Sviluppo delle Aziende Fornitrici                                      Italy
Consorzio Prode                                                                         Italy

Consorzio Scire                                                                         Italy
Consorzio Scuola Superiore per l'Alta Formazione Universitaria Federico II              Italy
Expo 2000 - S.p.A.                                                                      Italy
FMA-Consultoria e Negocios Ltda                                                         Brazil
Giraglia Immobiliare S.p.A.                                                             Italy
GPWC Holdings B.V.                                                                      Netherlands
Interfinanziaria S.A.                                                                   Switzerland
Italimpianti S.p.A.                                                                     Italy
Italpark-Societa per Infrastrutture Ausiliarie di Trasporti S.p.A. in liq.              Italy
Le Monde Europe S.A.                                                                    France
Le Monde Presse S.A.                                                                    France
Lombard Bank Malta PLC                                                                  Malta
MB Venture Capital Fund I N.V.                                                          Netherlands
Nuova Didactica S.c. a r.l.                                                             Italy
Presse Europe Regions S.A.                                                              France
QSF Qualita Servizi Formazione GEIE                                                     Italy
Tecnologie per il Calcolo Numerico-Centro Superiore di Formazione S.c. a r.l.           Italy
Zetesis S.p.A.                                                                          Italy

OTHER COMPANIES VALUED AT COST

AGRICULTURAL AND CONSTRUCTION EQUIPMENT

Lubelska Fabryka Maszyn Rolnicych S.A.                                                  Poland
Plast-Form Sp. z o.o.                                                                   Poland
Polagris S.A.                                                                           Lithuania

COMMERCIAL VEHICLES

Consorzio Bolzano Energia                                                               Italy
Consorzio Spike                                                                         Italy
Trucks & Bus Company                                                                    Libya

METALLURGICAL PRODUCTS

Infun For S.p.A.                                                                        Italy

COMPONENTS

Consorzio U.L.I.S.S.E.                                                                  Italy

AVIATION

Consorzio Sorore                                                                        Italy

INSURANCE

S.C.I. Le Hameau du Golf                                                                France

SERVICES

Byte Software House - S.p.A.                                                            Italy
Consorzio Alta Velocita Torino Milano C.A.V.TO.MI.                                      Italy
H.R.O. Polska Sp. z o.o.                                                                Poland
Inmobiliaria Urbanitas SL                                                               Spain
We-Cube.Com S.p.A.                                                                      Italy

MISCELLANEOUS AND HOLDING COMPANIES
Ascai Servizi S.r.l.                                                                    Italy
Charta Net S.r.l.                                                                       Italy
Consorzio Technapoli                                                                    Italy
Ercole Marelli e C. S.p.A.                                                              Italy
Euromedia Luxembourg One S.A.                                                           Luxembourg
Fin.Priv. S.r.l.                                                                        Italy
Gerbi & Fase S.p.A.                                                                     Italy
I.M. Intermetro S.p.A.                                                                  Italy
IRCC-Istituto per la Ricerca e la Cura del Cancro-Torino S.p.A.                         Italy
Istituto Europeo di Oncologia S.r.l.                                                    Italy
Kish Receivables Company                                                                Ireland
Selvi & Cie S.A.                                                                        Switzerland
Societe Anonyme Technique Immobiliere et Financiere de la Sadim (S.A.T.I.F.)            Princ. of Monaco